Exhibit 99

Form 4: Joint Filer Information

Name:	Battery Ventures Convergence Fund, L.P.

Address:	901 Mariner's Island Blvd.
Suite 475
San Mateo, California 94404

Designated Filer:	Battery Ventures V, L.P.

Issuer & Ticker Symbol:	SigmaTel, Inc. (SGTL)

Date of Event Requiring Statement:	9/24/03

Signature	Battery Ventures Convergence Fund, L.P. By:/s/ Christopher A. Hanson, Attorney- in-Fact for Rick Frisbie Name: Rick Frisbie Title: Managing Member

Name:	Battery Investment Partners V, L.L.C.

Address:	901 Mariner's Island Blvd.
Suite 475
San Mateo, California 94404

Designated Filer:	Battery Ventures V, L.P.

Issuer & Ticker Symbol:	SigmaTel, Inc. (SGTL)

Date of Event Requiring Statement:	9/24/03

Signature	Battery Investment Partners V, L.L.C. By:/s/ Christopher A. Hanson, Attorney- in-Fact for Rick Frisbie Name: Rick Frisbie Title: Member

Name:	Battery Partners V, LLC

Address:	901 Mariner's Island Blvd.
Suite 475
San Mateo, California 94404

Designated Filer:	Battery Ventures V, L.P.

Issuer & Ticker Symbol:	SigmaTel, Inc. (SGTL)

Date of Event Requiring Statement:	9/24/03

Signature	Battery Partners V, LLC By:/s/ Christopher A. Hanson, Attorney- in-Fact for Rick Frisbie Name: Rick Frisbie Title: Member

Name:	Battery Convergence Partners, LLC

Address:	901 Mariner's Island Blvd.
Suite 475
San Mateo, California 94404

Designated Filer:	Battery Ventures V, L.P.

Issuer & Ticker Symbol:	SigmaTel, Inc. (SGTL)

Date of Event Requiring Statement:	9/24/03

Signature	Battery Convergence Partners, LLC By:/s/ Christopher A. Hanson, Attorney- in-Fact for Rick Frisbie Name: Rick Frisbie Title: Member

Name:	Richard D. Frisbie

Address:	901 Mariner's Island Blvd.
Suite 475
San Mateo, California 94404

Designated Filer:	Battery Ventures V, L.P.

Issuer & Ticker Symbol:	SigmaTel, Inc. (SGTL)

Date of Event Requiring Statement:	9/24/03

Signature	/s/ Christopher A. Hanson, Attorney- in-Fact

Name:	Oliver D. Curme

Address:	901 Mariner's Island Blvd.
Suite 475
San Mateo, California 94404

Designated Filer:	Battery Ventures V, L.P.

Issuer & Ticker Symbol:	SigmaTel, Inc. (SGTL)

Date of Event Requiring Statement:	9/24/03

Signature	/s/ Christopher A. Hanson, Attorney- in-Fact

Name:	Thomas J. Crotty

Address:	901 Mariner's Island Blvd.
Suite 475
San Mateo, California 94404

Designated Filer:	Battery Ventures V, L.P.

Issuer & Ticker Symbol:	SigmaTel, Inc. (SGTL)

Date of Event Requiring Statement:	9/24/03

Signature	/s/ Christopher A. Hanson, Attorney- in-Fact

Name:	Kenneth P. Lawler

Address:	901 Mariner's Island Blvd.
Suite 475
San Mateo, California 94404

Designated Filer:	Battery Ventures V, L.P.

Issuer & Ticker Symbol:	SigmaTel, Inc. (SGTL)

Date of Event Requiring Statement:	9/24/03

Signature	/s/ Christopher A. Hanson, Attorney- in-Fact

Name:	Todd A. Dagres

Address:	901 Mariner's Island Blvd.
Suite 475
San Mateo, California 94404

Designated Filer:	Battery Ventures V, L.P.

Issuer & Ticker Symbol:	SigmaTel, Inc. (SGTL)

Date of Event Requiring Statement:	9/24/03

Signature	/s/ Christopher A. Hanson, Attorney- in-Fact

Name:	Howard Anderson

Address:	901 Mariner's Island Blvd.
Suite 475
San Mateo, California 94404

Designated Filer:	Battery Ventures V, L.P.

Issuer & Ticker Symbol:	SigmaTel, Inc. (SGTL)

Date of Event Requiring Statement:	9/24/03

Signature	/s/ Christopher A. Hanson, Attorney- in-Fact